UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 15, 2007
ALION SCIENCE AND TECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-89756 (Commission File Number)	54-2061691 (IRS Employer Identification No.)

10 West 35th Street Chicago, IL 60616 (312) 567-4000	1750 Tysons Boulevard Suite 1300 McLean, VA 22102 (703) 918-4480

(Address, including Zip Code and Telephone Number, including Area Code, of Principal Executive Offices)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
The information in this report set forth under Item 7.01 is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
Alion Science and Technology Corporation (Alion or the Company) intends to disclose via teleconference on August 16, 2007, the following non-public information to the holders of its currently outstanding 10 1/4% senior unsecured notes:
Adjusted EBITDA for the three month period ended June 30, 2007 was approximately $14.9 million, and Adjusted EBITDA for the three month period ended June 30, 2006 was approximately $10.7 million. Adjusted EBITDA is defined in the Indenture dated as of February 8, 2007 among the Company, certain of the Company’s subsidiaries and Wilmington Trust Company. The calculation and reconciliation to the most comparable financial measure calculated and presented in accordance with GAAP is included in the table below.
Non-GAAP Measures — EBITDA and Adjusted EBITDA
For the Three Months Ended June 30, 2007 and 2006

Calculation of EBITDA (1)	2007	2006
	(Dollars in thousands)

Net loss	(13,827)	(8,242)
Plus: Interest expense	14,290	6,998
Plus: Income tax expense	1	7
Plus: Depreciation and amortization expense	4,955	2,543

EBITDA	5,419	1,306

Calculation of Adjusted EBITDA (2)	2007	2006
	(Dollars in thousands)

EBITDA	5,419	1,306

Plus: Cash contributions to ESOP in respect of the repurchase liability	0	0
Plus: Non-cash expenses with respect to the stock appreciation rights and phantom stock plans (Stock-based compensation less cash settlements)	3,413	3,260

Plus: Non-cash contributions to the ESOP (including Company 401-k match)	2,635	1,837

Plus: Loss on extinguishment of debt	0	0
Plus: Adjustments permitted by certain covenants in the Term B Senior Credit Facility.	3,417	4,312

Adjusted EBITDA	14,884	10,715

(1)	The Company believes that the presentation of EBITDA enhances an investor’s understanding of its financial performance. The Company believes that EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as the effect of amortization of the substantial amount of intangible assets on its balance sheet, that the Company believes are not representative of its core business. The Company’s use of the term EBITDA may vary from others in its industry. The term EBITDA is not a measure under U.S. GAAP and EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool.

(2)	The Company believes that the presentation of Adjusted EBITDA enhances an investor’s understanding of its financial performance. The Company believes that Adjusted EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as certain non-cash items that have no effect on its cash available for operations and certain non-recurring items, that the Company believes are not representative of its core business. The Company’s use of the term Adjusted EBITDA may vary from others in its industry. The term Adjusted EBITDA is not defined under U.S. GAAP and Adjusted EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool. A reconciliation of EBITDA, which is reconciled to the most directly comparable U.S. GAAP measure, which is net loss, has been provided above.
Adjusted EBITDA for the nine month period ended June 30, 2007 was approximately $50.5 million, and Adjusted EBITDA for the nine month period ended June 30, 2006 was approximately $34.5 million. The calculation and reconciliation to the most comparable financial measure calculated and presented in accordance with GAAP is included in the table below.
Non-GAAP Measures — EBITDA and Adjusted EBITDA
For the Nine Months Ended June 30, 2007 and 2006

Calculation of EBITDA (1)	2007	2006
	(Dollars in thousands)

Net loss	(43,633)	(16,942)
Plus: Interest expense	43,339	14,915
Plus: Income tax expense (benefit)	(11)	26
Plus: Depreciation and amortization expense	16,294	9,734

EBITDA	15,989	7,733

Calculation of Adjusted EBITDA (2)	2007	2006
	(Dollars in thousands)

EBITDA	15,989	7,733

Plus: Cash contributions to ESOP in respect of the repurchase liability	0	2,380
Plus: Non-cash expenses with respect to the stock appreciation rights and phantom stock plans (Stock-based compensation less cash settlements)	9,860	8,282

Plus: Non-cash contributions to the ESOP (including Company 401-k match)	7,583	5,392

Plus: Loss on extinguishment of debt	6,170	0
Plus: Adjustments permitted by certain covenants in the Term B Senior Credit Facility.	10,893	10,718

Adjusted EBITDA	50,495	34,505

(1)	The Company believes that the presentation of EBITDA enhances an investor’s understanding of its financial performance. The Company believes that EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as the effect of amortization of the substantial amount of intangible assets on its balance sheet, that the Company believes are not representative of its core business. The Company’s use of the term EBITDA may vary from others in its industry. The term EBITDA is not a measure under U.S. GAAP and EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool.

(2)	The Company believes that the presentation of Adjusted EBITDA enhances an investor’s understanding of its financial performance. The Company believes that Adjusted EBITDA is a useful financial metric to assess its operating performance from period to period by excluding certain items, such as certain non-cash items that have no effect on its cash available for operations and certain non-recurring items, that the Company believes are not representative of its core business. The Company’s use of the term Adjusted EBITDA may vary from others in its industry. The term Adjusted EBITDA is not defined under U.S. GAAP and Adjusted EBITDA is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations on its usefulness as an analytical tool. A reconciliation of EBITDA, which is reconciled to the most directly comparable U.S. GAAP measure, which is net loss, has been provided above.
For the three month and nine month periods ended June 30, 2007, the Company did not meet its expectations for revenue and adjusted EBITDA. A small number of factors contributed to those results including: delays in the award of several IT-related commercial contracts which were only recently awarded; organizational conflict of interest issues with the Office of Naval Research delayed award of several new tasks currently under discussion with the U.S. Navy; recently resolved intellectual property issues delayed the start of a U.S. Navy program on submarine detection technology; and delays in filling more than 150 open positions. The Company made good progress in the past two months with net new hires of about 15 employees each month.
Revenue for the twelve months ended June 30, 2007 was $733.3 million. Contract fees were approximately 8% of contract costs in the nine months ended June 30, 2007.
The Company collected approximately $174.0 million in cash from accounts receivable in the three months ended June 30, 2007. As of June 30, 2007, the Company averaged approximately 98 days sales outstanding.
The Company spent approximately $2.0 million for capital expenditures during the three months ended June 30, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 16, 2007

ALION SCIENCE AND TECHNOLOGY CORPORATION
By:	/s/ John M. Hughes
	Name:	John M. Hughes
	Title:	Chief Financial Officer

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